EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - January 9, 2001

We began the second half of our fiscal year with 84% of our portfolio invested in common stock.

Because Eagle Growth Shares has an aggressive growth strategy, we were 97.1% invested in equities at the end of our fiscal year.

During the last half of the fiscal year, we made many changes to the portfolio, as the stock market went through some of its wildest gyrations in history.

Alza increased sharply after our purchase; we sold half the stock for a gain and Blue Rhino for a tax loss. Our position in Liberty Corp was established, then eliminated as the stock stalled. We purchased
Rent-A-Center and UnitedGlobalCom, selling them later to offset gains taken in Stericycle.

Cablevision's position was halved when the higher cost stock was sold for a tax loss. Ibis Technology, Hummingbird Communications, and Cohesion Technology were sold for tax losses as we tried to stay out of the way of the market slide. We sold 7,000 higher cost shares of French Fragrance for a gain, while retaining 7,000 shares of lower cost stock.

Though the stock market dropped during the year, we were up 3.56% in total return. We regret, that there was no capital gain distribution in 2000, but being in the stock market this year was similar to being at the wrong end of a shooting gallery. We felt fortunate to have had the gain we did.

We are excited about our new stock opportunities. We purchased SPS Technologies, believing it will benefit from increased aircraft sales to Asia. We purchased shares of Southwest Gas and Performance Food Group, a fast growing food distributor. Alexander and Baldwin joins the portfolio as a leading company in Hawaii, where the economy has strengthened decisively. Alliant Tech Systems was added in recognition of its role as the number one supplier of ammunition to the US military. We look for increased military spending by the new administration. We invested in Bandag because it was selling at eight times cash flow and has had five-year average sales growth of 15%. Bob Evans is a restaurant chain which has raised its dividend 12 times in the last 15 years and is buying stock back. We invested in Mattel because it was cheap in relation to its strong brand name, and we hope new management will revitalize the company. We invested in Planar Systems, that makes flat panel display screens, the future of the personal computing world.

During times of upheaval there are many opportunities for investment and we are ready.


                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

Comparison of the change in value of $10,000 investment in Eagle Growth Shares and the Standard and Poor's Index*

The printed report shows a line graph with the following points.
            EAGLE
            GROWTH      S&P
            SHARES      INDEX
11/30/90	$ 9,225.00 	$10,000.00
11/30/91	$11,833.66 	$12,031.75
11/30/92	$13,556.87 	$14,251.54
11/30/93	$13,798.33 	$15,687.98
11/30/94	$11,734.98 	$15,854.55
11/30/95	$13,791.94 	$21,710.56
11/30/96	$15,697.37 	$27,763.02
11/30/97	$17,835.04 	$35,673.23
11/30/98	$17,521.68 	$44,107.77
11/30/99	$17,886.78 	$53,313.59
11/30/00	$18,523.69 	$51,046.99

      Average Annual Total Returns as of 11/30/00

                        1 Year      5 Years     10 Years
                        --------------------------------

N.A.V Only               3.56%       6.08%       7.22%
S.E.C. Standardized**   -5.24%       4.21%       6.27%

The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more of less than their original cost. Past performance is not predictive of future performance.

 * The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

** The maximum sales charge of 8.5% was taken from the initial investment when calculating the SEC standardized return figures.

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 2000

 Shares                                                              Value
--------                                                           ----------
                            COMMON STOCKS - 97.1%
                          AEROSPACE/DEFENSE - 3.2%
 1,500     *Alliant Techsystems Inc.......................         $   92,250
                                                                   ----------
                                BANKS - 5.8%
 8,000      BancWest Corp.................................            167,000
                                                                   ----------
                        BIOTECHNOLOGY & DRUGS - 3.1%
 2,000     *Alza  Corp....................................             88,750
                                                                   ----------
                        BROADCASTING/CABLE TV - 6.4%
 8,000     *AT&T Liberty Media Group, Cl "A"..............            108,500
 1,000     *Cablevision Systems Corp.  ...................             76,250
                                                                   ----------
                                                                      184,750
                                                                   ----------
                        COMPUTER PERIPHERALS - 1.7%
 2,100     *Planar Systems, Inc...........................             47,512
                                                                   ----------
				    CONSTRUCTION - 3.3%
 3,000      Lennar Corp...................................             95,063
                                                                   ----------
                         CONSUMER PRODUCTS - 2.6%
 7,000     *French Fragrances, Inc........................             75,250
                                                                   ----------

                      DIVERSIFIED ELECTRONICS - 1.5%
 3,000     *Maxwell Technologies, Inc.....................             43,500
                                                                   ----------
                            FASTENERS - 3.4%
 2,000     *SPS Technologies, Inc.........................             98,375
                                                                   ----------
                        FINANCIAL SERVICES - 9.9%
 3,000      Federal Home Loan Corp........................            181,312
 2,000      First Data Corp...............................            102,375
                                                                   ----------
                                                                      283,687
                                                                   ----------
                        FOOD DISTRIBUTION - 4.7%
 3,000     *Performance Food Group Co.....................            135,750
                                                                   ----------
                          GAS UTILITIES - 13.0%
12,154     *Southern Union Co.............................            255,994
 6,000      Southwest Gas Corporation.....................            117,000
                                                                   ----------
                                                                      372,994
                                                                   ----------

                            INSURANCE - 6.6%
 2,000     *First Health Group Corp.......................             94,125
 3,400      Leucadia National Corp........................             93,925
                                                                   ----------
                                                                      188,050
                                                                   ----------


 Shares                                                              Value
--------                                                           ----------
                          REAL ESTATE - 6.9%
 5,000      LNR Property Corporation......................         $  103,125
10,000      United Dominion Realty Trust, Inc.............             94,375
                                                                   ----------
                                                                      197,500
                                                                   ----------
                          RESTAURANTS - 3.6%
 5,000      Bob Evans Farms, Inc..........................            102,187
                                                                   ----------

                        RETAIL SPECIALTY - 5.8%
 5,000     *BJs Wholesale Club............................            167,813
                                                                   ----------
                             TIRES - 4.0%
 3,000      Bandag Inc....................................            114,563
                                                                   ----------
                          TOYS & GAMES - 2.2%
 5,000      Mattel, Inc...................................             63,125
                                                                   ----------
                          TRANSPORTATION- 3.7%
 4,000      Alexander & Baldwin, Inc......................            106,500
                                                                   ----------
                    WASTE MANAGEMENT SERVICES- 5.7%
 5,000     *Stericycle Co.................................            164,687
                                                                   ----------
		Total Value of Common Stocks
               (cost $1,977,036)..........................          2,789,306
                                                                   ----------
Principal
  Amount
---------
                   SHORT-TERM INVESTMENTS - 20.3%
$585M       US. Treasury Bill	5.87%
            due 12/07/2000 (cost $584,428)...............             584,428
                                                                   ----------

Total Value of Investments (Cost $2,561,464).............. 117.4%   3,373,734
Excess of Liabilities Over Other Assets................... (17.4)    (499,435)
                                                           -----   ----------
Net Assets................................................ 100.0%  $2,874,299
                                                           =====   ==========

* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2000

ASSETS
   Investments in securities, at value
     (identified cost $2,561,464) (Note 1A)....                    $3,373,734
   Cash........................................                        37,452
   Other assets................................                         2,534
                                                                   ----------
      TOTAL ASSETS.............................                     3,413,720


LIABILITIES
   Payable for investment securities purchased.      $  530,253
   Payable for capital stock redeemed..........           2,291
   Accrued advisory and administrative fees....           2,395
   Other accrued expenses......................           4,482
                                                     ----------
      TOTAL LIABILITIES........................                       539,421
                                                                   ----------
NET ASSETS.....................................                    $2,874,299
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($2,874,299 / 235,782 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $12.19
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................                   $2,060,762
   Accumulated net realized gain on investments                        1,267
   Net unrealized appreciation in value of
     investments...............................                      812,270
                                                                  ----------
      TOTAL....................................                   $2,874,299
                                                                  ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $12.19
   Sales commission:  8 1/2% of offering price*                         1.13
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $13.32
                                                                      ======

   Redemption price............................                       $12.19
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2000

INVESTMENT INCOME
  Income:
    Dividends..................................$ 26,117
    Interest...................................  25,950
                                               --------
          TOTAL INCOME.........................              $ 52,067

  Expenses (Note 4):
    Investment advisory fee ..................   21,007
    Transfer agent and dividend disbursing
         agent's fees and expenses............   16,164
    Professional fees.........................   15,971
    Registration fees.........................    9,965
    Administrative fee........................    7,002
    Reports and notices to shareholders.......    6,524
    Custodian fees............................    5,173
    Other expenses............................    4,894
                                               --------
          TOTAL EXPENSES......................   86,700
          Less: Custodian fees paid indirectly.   2,933       83,767
                                               --------     --------
          INVESTMENT INCOME-NET................              (31,700)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments...........   2,179
    Net unrealized appreciation of
        investments............................ 128,160
                                               --------
          Net gain on investments..............              130,339
                                                            --------
    NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................             $ 98,639
                                                            ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2000 and 1999

                                                      2000          1999
                                                   ----------    ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)...................   $  (31,700)   $    3,469
  Net realized gain on investments...............        2,179       193,819
  Net unrealized appreciation (depreciation)
        of investments...........................      128,160      (137,012)
                                                    ----------    ----------
     Net increase (decrease) in net assets
        resulting from operations................       98,639        60,276
                                                    ----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................       (3,439)       ----
  Net realized gain on investments...............     (194,646)     (144,520)

CAPITAL SHARE TRANSACTIONS
  Increase (decrease) in net assets resulting
     from capital share transactions (Note 2)....       67,150      (109,266)
                                                    ----------    ----------
     Net decrease in net assets..................      (32,326)     (193,510)

NET ASSETS
  Beginning of year..............................    2,906,625     3,100,135
                                                    ----------    ----------
  End of year (including undistributed
    net investment income of $0 and $3,469,
    respectively)............................       $2,874,299    $2,906,625
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on November 30, 2000. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 2000 there were 235,782 shares outstanding. Transactions in capital stock were as follows:

                                    2000                   1999
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Capital stock sold.........    24,166   $  282,086    26,706   $ 329,434
Capital stock issued in
   reinvestment of
   distributions...........    15,617      191,787    11,188     138,732
Capital stock redeemed.....   (34,597)    (406,723)  (46,601)   (577,432)
                             --------   ----------  --------  ----------
  Net increase (decrease)..     5,186   $   67,150    (8,707)  $(109,266)
                             ========   ==========  ========  ==========

                           EAGLE GROWTH SHARES, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 2000, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $1,720,713 and $1,290,177 respectively.

    At November 30, 2000, the cost of investments for Federal income tax purposes was $2,561,464. Accumulated net unrealized appreciation on investments was $812,270 consisting of $817,368 gross unrealized appreciation and $5,098 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    BFC also serves as the underwriter of the Fund. For the year ended November 30, 2000, BFC received $609 in commissions from the sale of Fund shares.

    During the year ended November 30, 2000, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $1,000 and the Fund's custodian has provided credits in the amount of $2,933 against custodian charges based on the uninvested cash balances of the Fund.

                            EAGLE GROWTH SHARES, INC.


                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                              Year Ended November 30,
                                    -----------------------------------------
PER SHARE DATA                      2000     1999     1998     1997     1996
--------------
Net Asset Value,
   Beginning of Year...............$12.60   $12.95   $14.86   $13.57   $12.79
                                   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)....... (0.14)    0.02    (0.07)   (0.14)   (0.05)
Net Realized & Unrealized Gain
  (Loss) on Investments............  0.60     0.24    (0.20)    1.92     1.71
                                   ------   ------   ------   ------   ------
Total From Investment Operations...  0.46     0.26    (0.27)    1.78     1.66
                                   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income..............  0.02     --       --       --       --
Net Realized Gains.................  0.85     0.61     1.64     0.49     0.88
                                   ------   ------   ------   ------   ------
Net Asset Value, End of Year.......$12.19   $12.60   $12.95   $14.86   $13.57
                                   ======   ======   ======   ======   ======

TOTAL RETURN*(%)...................  3.56     2.08    (1.76)   13.62    13.82
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)...................$2,874   $2,906   $3,100   $3,280   $3,060
Ratio to Average Net Assets:
  Expenses (%).....................  3.10     3.01     2.67     2.75     2.58
  Net Income (Loss) (%)............ (1.13)    0.23    (0.50)   (0.95)   (0.43)
Ratio to Average Net Assets Before
  Expense Reimbursements:
  Expenses (%).....................  3.10     3.01     2.67     2.75     2.69
  Net Income (Loss) (%)............ (1.13)    0.23    (0.50)   (0.95)   (0.54)

Portfolio Turnover Rate (%)........   56       95        33       47       24

*  Calculated without sales charge.

                      See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 2000 and financial highlights for each of the four years in the period ended November 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended
November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at November 30, 2000, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period ended November 30, 2000 and financial highlights for each of the four years in the period ended November 30, 2000, in conformity with generally accepted accounting principles.


                                       BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 18, 2000

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES, INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
                                                      ANNUAL REPORT

                                                    November 30, 2000

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.